[logo] M F S(R)                                                ANNUAL REPORT
INVESTMENT MANAGEMENT                                          DECEMBER 31, 2001

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) RESEARCH
                SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) RESEARCH SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.


        NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of
JOHN W. BALLEN* (born 09/12/59) Trustee                  Business Administration, Adjunct
Massachusetts Financial Services Company,                Professor; CBL & Associates Properties,
President and Director                                   Inc. (real estate investment trust),
                                                         Director; The Baupost Fund (a mutual
KEVIN J. PARKE* (born 12/14/59) Trustee                  fund), Vice Chairman and Trustee
Massachusetts Financial Services Company, Chief
Investment Officer, Executive Vice President and         J. DALE SHERRATT (born 09/23/38) Trustee
Director                                                 Insight Resources, Inc. (acquisition
                                                         planning specialists), President;
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Wellfleet Investments (investor in
Brigham and Women's Hospital, Chief of Cardiac           health care companies), Managing General
Surgery; Harvard Medical School, Professor of            Partner (since 1993); Paragon Trade
Surgery                                                  Brands, Inc. (disposable consumer
                                                         products), Director; Cambridge
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       Nutraceuticals (professional nutritional
Trustee                                                  products), Chief Executive Officer
Edmund Gibbons Limited (diversified holding              (until May 2001)
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           ELAINE R. SMITH (born 04/25/46) Trustee
Bank of Butterfield, Chairman (until 1997)               Independent health care industry consultant

WILLIAM R. GUTOW (born 09/27/41) Trustee                 WARD SMITH (born 09/13/30) Trustee
Private investor and real estate consultant;             Private investor; Sundstrand Corporation
Capitol Entertainment Management Company (video          (manufacturer of highly engineered
franchise), Vice Chairman                                products for industrial and aerospace
                                                         applications), Director (until June 1999)
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation
(energy related services), Director; Eastern
Enterprises (diversified services company),
Chairman, Trustee and Chief Executive Officer
(until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               STEPHEN E. CAVAN (born 11/06/53)  Secretary and Clerk
Chairman and President                                   Massachusetts Financial Services  Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President, General Counsel and Secretary
and Chief Executive Officer
                                                         ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice President
Secretary and Assistant Clerk                            (since August 2000); UAM Fund Services, Senior Vice
Massachusetts Financial services Company, Senior         President (prior to August 2000)
Vice President and Associate General Counsel
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
MARK E. BRADLEY (born 11/23/59) Assistant Treasurer      Massachusetts Financial Services Company, Vice President
Massachusetts Financial Services Company, Vice           (since September 1996)
President (since March 1997)
                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m.
500 Boylston Street                                      to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
ASSOCIATE DIRECTOR OF EQUITY RESEARCH                    individuals, call toll free: 1-800-637-6576 any
Michael A. Lawless*                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch- tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free:
1-800-637-2929 any business day from 9 a.m.
to 5 p.m. Eastern time (or leave a message
anytime).


* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames



     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, the series' Initial Class shares provided a total return of -21.25%, and Service Class shares returned -21.39%, including the reinvestment of any distributions. These returns compare to a -11.88% return during the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market.

Throughout 2001, U.S. equity markets continued to be plagued by poor investor sentiment, volatility, and sharply lower stock prices. The slowing economy, accompanied by a flood of disappointing company earnings announcements and climaxing with the terrorist attacks, kept all of the major stock indices highly volatile. Following the attacks, the U.S. equity markets were closed for the longest stretch since the Great Depression and posted significant declines after reopening. Despite the Federal Reserve Board's effort to provide emergency liquidity to the markets by cutting interest rates an unprecedented 11 times in 2001, the market remained weak.

Amid this difficult environment, the largest detractors to performance included several underperforming holdings in technology and utilities & communications. After years of expansion, a combination of high valuations, rising energy prices, a recession, and high inventory levels stalled corporate and consumer demand. Over the period, these conditions affected technology and telecommunications companies more than the rest of the market because many of them had been priced in expectation of uninterrupted business expansion.

In anticipation of a slowdown in the global economy, we worked hard to identify stocks that we believed would continue to deliver attractive performance in a downturn. Unfortunately, this did not translate to positive performance because many of these companies were punished along with the rest of the growth sector. We think the sharp downturn some of these companies, such as Comverse Technology, experienced over the past year has made their stock prices attractive, especially because we still believe many technology and telecommunications companies offer strong sources of earnings growth and should fare better when the economy improves.

In the utilities sector, most gas and electric stocks have fared poorly, as natural gas prices have dropped and demand for electricity has declined due to the soft economy. In particular, companies like Dynegy fared poorly. We're optimistic that an economic recovery in 2002 will bode well for electric and natural gas stocks. When the economy improves, we think companies will ramp up their production, increasing the demand for power.

On a more positive note, a significant contributor to performance was strong stock selection in the financial services sector. In particular, holdings in Bank of America, Freddie Mac, and Fannie Mae drove performance. Bank of America performed well as the company announced it was selling its unprofitable sub-prime loan and auto-leasing businesses and benefited from lower interest rates, which spurred a surge in mortgage applications and refinancings. In general, these issues were able to perform well in a falling interest rate environment, but without the credit risk associated with other financials. Long distance company Sprint and business machines mainstay IBM also contributed positively to performance.

We have seen an improvement in performance, so we are hoping that this improvement will carry over into 2002. As far as our positioning is concerned, we have been relatively defensive and cautious about the economy. As a result, some of our biggest positions were in health care, particularly pharmaceutical stocks. We have also had big positions in oil companies and in the financial services area. While we have been very conservative in our positioning, we will be looking to gradually transition the portfolio to be more aggressive in anticipation of a recovery in 2002. We will be looking at more-cyclical names that are trading at low valuations and that we think have a good opportunity to outperform next year. If we begin to see an improvement in business fundamentals and the earnings outlook for some of the beaten down technology and telecommunications stocks, we may gradually move into these sectors in an effort to capitalize on their aggressive growth potential.

    Respectfully,

/s/ Michael A. Lawless

    Michael A. Lawless
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Lawless.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

SERIES FACTS

Objective: Seeks long-term growth of capital and future income.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class July 26, 1995
                 Service Class May 1, 2000

Size: $816.5 million as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2001. Index information is from August 1, 1995.)

                       MFS Research Series        Standard & Poor's
                        -  Initial Class           500 Stock Index
            --------------------------------------------------------
             7/95           $10,000                  $10,000
            12/95            11,062                   11,076
            12/96            13,533                   13,618
            12/97            16,275                   18,159
            12/99            24,909                   28,261
            12/01            18,665                   22,639

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                     1 Year     3 Years     5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return             -21.25%      -7.05%     +37.92%     +86.65%
--------------------------------------------------------------------------------
Average Annual Total Return         -21.25%      -2.41%     + 6.64%     +10.19%
--------------------------------------------------------------------------------

SERVICE CLASS
                                     1 Year     3 Years     5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return             -21.39%      -7.34%     +37.49%     +86.07%
--------------------------------------------------------------------------------
Average Annual Total Return         -21.39%      -2.51%     + 6.57%     +10.13%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                     1 Year     3 Years     5 Years       Life*
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#  -11.88%      -1.02%     +10.70%     +13.58%
--------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2001. Index information is from August 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the annual meeting of shareholders of MFS Variable Insurance Trust -- MFS Research Series, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the series were elected as follows:

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
-------------------------------------------------------------------------------
Jeffrey L. Shames                                58,624,649.881  1,728,681.615
John W. Ballen                                   58,589,268.828  1,764,062.668
Lawrence H. Cohn                                 58,592,187.002  1,761,144.494
J. David Gibbons                                 58,479,222.690  1,874,108.806
William R. Gutow                                 58,617,777.216  1,735,554.280
J. Atwood Ives                                   58,625,837.115  1,727,494.381
Abby M. O'Neill                                  58,512,090.210  1,841,241.286
Lawrence T. Perera                               58,595,908.984  1,757,422.512
William J. Poorvu                                58,616,706.189  1,736,625.307
Arnold D. Scott                                  58,607,568.059  1,745,763.437
J. Dale Sherratt                                 58,589,142.769  1,764,188.727
Elaine R. Smith                                  58,603,905.283  1,749,426.213
Ward Smith                                       58,507,349.769  1,845,981.727

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              56,280,612.226
Against                                           1,303,339.857
Abstain                                           2,769,379.413
Broker Non-votes                                          --

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              55,993,728.484
Against                                           1,472,042.976
Abstain                                           2,887,560.036
Broker Non-votes                                          --

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              56,342,119.466
Against                                           1,052,375.930
Abstain                                           2,958,836.100

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the series for the fiscal year ending December 31, 2001.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                              57,742,207.791
Against                                             417,951.456
Abstain                                           2,193,172.249

PORTFOLIO OF INVESTMENTS - December 31, 2001

Stocks - 98.2%
---------------------------------------------------------------------------
ISSUER                                            SHARES              VALUE
---------------------------------------------------------------------------
U.S. Stocks - 90.9%
  Aerospace & Defense - 1.0%
    Northrop Grumman Corp.                        79,500       $  8,014,395
---------------------------------------------------------------------------
  Apparel & Textiles - 0.8%
    Nike, Inc., "B"                              123,050       $  6,920,332
---------------------------------------------------------------------------
  Automotive - 1.1%
    Harley-Davidson, Inc.                        172,230       $  9,353,811
---------------------------------------------------------------------------
  Banks & Credit Cos. - 6.5%
    Bank of America Corp.                        288,910       $ 18,186,884
    Capital One Financial Corp.                  185,500         10,007,725
    Comerica, Inc.                                50,110          2,871,303
    FleetBoston Financial Corp.                  384,330         14,028,045
    PNC Financial Services Group Co.              80,410          4,519,042
    SouthTrust Corp.                             124,980          3,083,257
                                                               ------------
                                                               $ 52,696,256
---------------------------------------------------------------------------
  Biotechnology - 0.7%
    Guidant Corp.*                               114,730       $  5,713,554
---------------------------------------------------------------------------
  Business Machines - 1.3%
    International Business Machines Corp.         90,410       $ 10,935,994
---------------------------------------------------------------------------
  Business Services - 0.8%
    Automatic Data Processing, Inc.              113,630       $  6,692,807
---------------------------------------------------------------------------
  Cellular Phones - 0.7%
    Motorola, Inc.                               401,700       $  6,033,534
---------------------------------------------------------------------------
  Chemicals - 0.9%
    Air Products & Chemicals, Inc.                62,810       $  2,946,417
    Praxair, Inc.                                 79,440          4,389,060
                                                               ------------
                                                               $  7,335,477
---------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Dell Computer Corp.*                         193,950       $  5,271,561
    Enterasys Networks, Inc.*                    261,350          2,312,947
                                                               ------------
                                                               $  7,584,508
---------------------------------------------------------------------------
  Computer Software - 1.4%
    Oracle Corp.*                                598,910       $  8,270,947
    Rational Software Corp.*                     164,040          3,198,780
                                                               ------------
                                                               $ 11,469,727
---------------------------------------------------------------------------
  Computer Software - Services - 1.0%
    SunGard Data Systems, Inc.*                  180,040       $  5,208,557
    VERITAS Software Corp.*                       69,954          3,136,038
                                                               ------------
                                                               $  8,344,595
---------------------------------------------------------------------------
  Conglomerates - 2.0%
    Tyco International Ltd.                      281,478       $ 16,579,054
---------------------------------------------------------------------------
  Consumer Goods & Services - 2.2%
    Gillette Co.                                 135,020       $  4,509,668
    Kimberly-Clark Corp.                          73,200          4,377,360
    Procter & Gamble Co.                         111,960          8,859,395
                                                               ------------
                                                               $ 17,746,423
---------------------------------------------------------------------------
  Electronics - 4.5%
    Analog Devices, Inc.*                        276,112       $ 12,256,612
    Atmel Corp.*                                 905,970          6,676,999
    Flextronics International Ltd.*              186,478          4,473,607
    Intel Corp.                                  126,740          3,985,973
    Linear Technology Corp.                      171,400          6,691,456
    QLogic Corp.*                                 61,771          2,749,427
                                                               ------------
                                                               $ 36,834,074
---------------------------------------------------------------------------
  Energy - 1.2%
    Dynegy, Inc.                                 300,800       $  7,670,400
    Equitable Resources, Inc.                     52,410          1,785,609
                                                               ------------
                                                               $  9,456,009
---------------------------------------------------------------------------
  Entertainment - 5.2%
    AOL Time Warner, Inc.*                       228,160       $  7,323,936
    Clear Channel Communications, Inc.*          261,890         13,332,820
    USA Networks, Inc.*                           21,700            592,627
    Viacom, Inc., "B"*                           475,241         20,981,890
                                                               ------------
                                                               $ 42,231,273
---------------------------------------------------------------------------
  Financial Institutions - 7.6%
    Citigroup, Inc.                              362,808       $ 18,314,548
    Fannie Mae                                   223,230         17,746,785
    Freddie Mac                                  282,250         18,459,150
    Goldman Sachs Group, Inc.                     29,200          2,708,300
    Merrill Lynch & Co., Inc.                     89,560          4,667,867
                                                               ------------
                                                               $ 61,896,650
---------------------------------------------------------------------------
  Food & Beverage Products - 1.2%
    Anheuser-Busch Cos., Inc.                    156,660       $  7,082,599
    PepsiCo, Inc.                                 57,667          2,807,806
                                                               ------------
                                                               $  9,890,405
---------------------------------------------------------------------------
  Forest & Paper Products - 0.7%
    International Paper Co.                      103,500       $  4,176,225
    Willamette Industries, Inc.                   35,000          1,824,200
                                                               ------------
                                                               $  6,000,425
---------------------------------------------------------------------------
  Insurance - 7.3%
    AFLAC, Inc.                                  162,630       $  3,994,193
    Allstate Corp.                               127,000          4,279,900
    American International Group, Inc.           212,882         16,902,831
    Chubb Corp.                                   48,200          3,325,800
    CIGNA Corp.                                   91,340          8,462,651
    Hartford Financial Services Group, Inc.       66,700          4,190,761
    MetLife, Inc.                                327,300         10,368,864
    The St. Paul Cos., Inc.                      178,830          7,863,155
                                                               ------------
                                                               $ 59,388,155
---------------------------------------------------------------------------
  Internet - 0.6%
    VeriSign, Inc.*                              123,460       $  4,696,418
---------------------------------------------------------------------------
  Machinery - 1.6%
    Danaher Corp.                                 85,000       $  5,126,350
    Deere & Co.                                  181,980          7,945,247
                                                               ------------
                                                               $ 13,071,597
---------------------------------------------------------------------------
  Medical & Health Products - 11.1%
    Allergan, Inc.                                24,960       $  1,873,248
    American Home Products Corp.                 370,260         22,719,154
    Applera Corp. - Applied Biosystems Group     223,370          8,771,740
    Eli Lilly & Co.                              218,490         17,160,205
    Johnson & Johnson Co.                        317,000         18,734,700
    Pfizer, Inc.                                 529,590         21,104,161
                                                               ------------
                                                               $ 90,363,208
---------------------------------------------------------------------------
  Medical & Health Technology Services - 1.8%
    Cardinal Health, Inc.                         93,645       $  6,055,086
    Genzyme Corp.*                               144,200          8,631,812
                                                               ------------
                                                               $ 14,686,898
---------------------------------------------------------------------------
  Metals & Minerals - 0.6%
    Alcoa, Inc.                                  138,630       $  4,928,296
---------------------------------------------------------------------------
  Oil Services - 1.1%
    El Paso Corp.                                207,451       $  9,254,389
---------------------------------------------------------------------------
  Oils - 5.2%
    Anadarko Petroleum Corp.                      82,900       $  4,712,865
    Apache Corp.                                  46,893          2,339,023
    Devon Energy Corp.                           106,050          4,098,832
    EOG Resources, Inc.                          120,510          4,713,146
    ExxonMobil Corp.                             584,960         22,988,928
    GlobalSantaFe Corp.                          131,028          3,736,919
                                                               ------------
                                                               $ 42,589,713
---------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    Starwood Hotels & Resorts Co.                 90,000       $  2,686,500
---------------------------------------------------------------------------
  Retail - 5.6%
    Family Dollar Stores, Inc.                   110,400       $  3,309,792
    Home Depot, Inc.                             271,680         13,858,397
    Lowe's Cos., Inc.                            114,780          5,326,940
    Sears, Roebuck & Co.                         139,200          6,631,488
    Target Corp.                                 205,600          8,439,880
    Wal-Mart Stores, Inc.                        136,120          7,833,706
                                                               ------------
                                                               $ 45,400,203
---------------------------------------------------------------------------
  Special Products & Services - 2.8%
    Illinois Tool Works, Inc.                     55,600       $  3,765,232
    Minnesota Mining & Manufacturing Co.          95,690         11,311,515
    SPX Corp.*                                    57,810          7,914,189
                                                               ------------
                                                               $ 22,990,936
---------------------------------------------------------------------------
  Supermarket - 1.8%
    Safeway, Inc.*                               344,540       $ 14,384,545
---------------------------------------------------------------------------
  Telecommunications - 5.4%
    Amdocs Ltd.*                                 183,640       $  6,238,251
    BellSouth Corp.                              318,200         12,139,330
    CIENA Corp.*                                 325,040          4,651,322
    Comverse Technology, Inc.*                   244,540          5,470,360
    EchoStar Communications Corp.*               252,700          6,941,669
    Sprint Corp.                                 449,660          9,029,173
                                                               ------------
                                                               $ 44,470,105
---------------------------------------------------------------------------
  Telecommunications & Cable - 1.1%
    Charter Communications, Inc.*                146,440       $  2,406,009
    Comcast Corp., "A"*                          180,060          6,482,160
                                                               ------------
                                                               $  8,888,169
---------------------------------------------------------------------------
  Telecommunications - Wireless - 1.7%
    AT&T Wireless Services, Inc.*                451,101       $  6,482,321
    QUALCOMM, Inc.*                               97,370          4,917,185
    SBA Communications Corp.*                    181,100          2,357,922
                                                               ------------
                                                               $ 13,757,428
---------------------------------------------------------------------------
  Transportation - 0.8%
    United Parcel Service, Inc.                  114,400       $  6,234,800
---------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    Calpine Corp.*                               183,520       $  3,081,301
---------------------------------------------------------------------------
Total U.S. Stocks                                              $742,601,964
---------------------------------------------------------------------------
Foreign Stocks - 7.3%
  Bermuda - 2.1%
    Ace Ltd. (Insurance)                         216,500       $  8,692,475
    Xl Capital Ltd. (Insurance)                   93,800          8,569,568
                                                               ------------
                                                               $ 17,262,043
-------------------------------------------------------------------------
  France - 1.9%
    Sanofi-Synthelabo S.A. (Medical
      & Health Products)                          79,840       $  5,953,957
    Technip S.A. (Construction)                   10,215          1,363,549
    Total Fina Elf S.A., "B" (Oils)               56,550          8,071,943
                                                               ------------
                                                               $ 15,389,449
---------------------------------------------------------------------------
  Ireland - 0.2%
    Jefferson Smurfit Corp.
      (Forest & Paper Products)                  897,110       $  1,947,058
---------------------------------------------------------------------------
  Japan - 0.3%
    Honda Motor Co., Ltd. (Automotive)            55,200       $  2,204,123
---------------------------------------------------------------------------
  Netherlands - 0.4%
    Unilever N.V. (Consumer Goods
      and Services)                               57,900       $  3,392,934
---------------------------------------------------------------------------
  Switzerland - 0.9%
    Novartis AG (Medical & Health Products)       47,140       $  1,704,780
    Syngenta AG (Chemicals)*                     109,080          5,654,198
                                                               ------------
                                                               $  7,358,978
---------------------------------------------------------------------------
  United Kingdom - 1.5%
    BP Amoco PLC (Oils)                          592,040       $  4,595,234
    Diageo PLC (Food & Beverage Products)*       351,280          4,008,099
    Vodafone Group PLC (Telecommunications)    1,288,055          3,365,260
                                                               ------------
                                                               $ 11,968,593
---------------------------------------------------------------------------
Total Foreign Stocks                                           $ 59,523,178
---------------------------------------------------------------------------
Total Stocks (Identified Cost, $826,914,136)                   $802,125,142
---------------------------------------------------------------------------

Short-Term Obligations - 1.8%
---------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
---------------------------------------------------------------------------
    American Express Credit Corp.,
      due 1/02/02                              $       6       $      6,000
    Federal National Mortgage Association
      Discount Note, due 1/18/02                   6,350          6,344,782
    General Electric Capital Corp.,
      due 1/02/02                                     11             11,000
    General Motors Acceptance Corp.,
      due 1/18/02                                  3,500          3,495,620
    Salomon Smith Barney Holdings, Inc.,
      due 1/15/02                                  4,400          4,396,903
---------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                $ 14,254,305
---------------------------------------------------------------------------
Total Investments (Identified Cost, $841,168,441)              $816,379,447
Other Assets, Less Liabilities                                      110,835
---------------------------------------------------------------------------
Net Assets - 100.0%                                            $816,490,282
---------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $841,168,441)    $  816,379,447
  Investments of cash collateral for securities loaned,
    at identified cost and value                               48,558,903
  Cash                                                            154,718
  Receivable for investments sold                               4,282,568
  Receivable for series shares sold                               437,804
  Interest and dividends receivable                               617,573
                                                           --------------
      Total assets                                         $  870,431,013
                                                           --------------
Liabilities:
  Payable for investments purchased                        $    4,686,786
  Payable for series shares reacquired                            484,013
  Collateral for securities loaned, at value                   48,558,903
  Payable to affiliates -
    Management fee                                                 50,535
    Shareholder servicing agent fee                                 2,358
    Distribution fee                                                  125
  Accrued expenses and other liabilities                          158,011
                                                           --------------
      Total liabilities                                    $   53,940,731
                                                           --------------
Net assets                                                 $  816,490,282
                                                           ==============
Net assets consist of:
  Paid-in capital                                          $1,046,409,143
  Unrealized depreciation on investments and
    translation of assets and  liabilities in
    foreign currencies                                        (24,790,909)
  Accumulated net realized loss on investments
    and foreign currency transactions                        (206,920,135)
  Accumulated undistributed net investment income               1,792,183
                                                           --------------
      Total                                                $  816,490,282
                                                           ==============
Shares of beneficial interest outstanding                    57,022,237
                                                             ==========
Initial class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $808,889,106 / 56,489,627
    shares of beneficial interest outstanding)               $14.32
                                                             ======
Service class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $7,601,176 / 532,610
    shares of beneficial interest outstanding)               $14.27
                                                             ======

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $   8,357,089
    Interest                                                         1,661,396
    Foreign taxes withheld                                             (90,358)
                                                                 -------------
      Total investment income                                    $   9,928,127
                                                                 -------------

  Expenses -
    Management fee                                               $   6,935,157
    Trustees' compensation                                              20,000
    Shareholder servicing agent fee                                    323,641
    Distribution fee (Service Class)                                    11,463
    Administrative fee                                                 109,823
    Custodian fee                                                      374,626
    Printing                                                           186,786
    Auditing fees                                                       35,093
    Legal fees                                                           7,445
    Miscellaneous                                                      199,307
                                                                 -------------
      Total expenses                                             $   8,203,341
    Fees paid indirectly                                              (106,665)
                                                                 -------------
      Net expenses                                               $   8,096,676
                                                                 -------------
        Net investment income                                    $   1,831,451
                                                                 -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $(204,940,488)
    Foreign currency transactions                                      (31,641)
                                                                 -------------
      Net realized loss on investments and foreign
       currency transactions                                     $(204,972,129)
                                                                 -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (36,479,124)
    Translation of assets and liabilities in
      foreign currency                                                   8,960
                                                                 -------------
      Net unrealized loss on investments and
       foreign currency translation                              $ (36,470,164)
                                                                 -------------
        Net realized and unrealized loss on investments
          and foreign currency                                   $(241,442,293)
                                                                 -------------
          Decrease in net assets from operations                 $(239,610,842)
                                                                 =============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                        2001                         2000
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $     1,831,451              $       206,032
  Net realized gain (loss) on investments and foreign
    currency transactions                                              (204,972,129)                 122,247,717
  Net unrealized loss on investments and foreign
    currency translation                                                (36,470,164)                (190,634,215)
                                                                    ---------------              ---------------
    Decrease in net assets from operations                          $  (239,610,842)             $   (68,180,466)
                                                                    ---------------              ---------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                        $      (127,724)             $      (346,734)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                              (120,745,734)                 (59,516,402)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                                  (610,927)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                        (1,977,133)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)                           (10,004)                        --
                                                                    ---------------              ---------------
    Total distributions declared to shareholders                    $  (123,471,522)             $   (59,863,136)
                                                                    ---------------              ---------------
Net increase in net assets from series share
  transactions                                                      $    92,269,729              $   331,768,847
                                                                    ---------------              ---------------
      Total increase (decrease) in net assets                       $  (270,812,635)             $   203,725,245
Net assets:
  At beginning of period                                              1,087,302,917                  883,577,672
                                                                    ---------------              ---------------
  At end of period (including accumulated undistributed
    net investment income of $1,792,183 and $127,587,
    respectively)                                                   $   816,490,282              $ 1,087,302,917
                                                                    ===============              ===============

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------
INITIAL CLASS SHARES                                 2001           2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $  20.80     $    23.34     $  19.05     $  15.80     $  13.13
                                                 --------     ----------     --------     --------     --------
Income from investment operations# -
  Net investment income(S)                       $   0.03     $     0.01     $   0.02     $   0.06     $   0.05
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                        (4.15)         (1.00)        4.52         3.59         2.62
                                                 --------     ----------     --------     --------     --------
      Total from investment operations           $  (4.12)    $    (0.99)    $   4.54     $   3.65     $   2.67
                                                 --------     ----------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                     $  (0.00)*   $    (0.01)    $  (0.04)    $  (0.03)    $   --
  From net realized gain on investments
    and foreign currency transactions               (2.32)         (1.54)       (0.21)       (0.37)        --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    (0.04)          --           --           --           --
                                                 --------     ----------     --------     --------     --------
      Total distributions declared to
       shareholders                              $  (2.36)    $    (1.55)    $  (0.25)    $  (0.40)    $   --
                                                 --------     ----------     --------     --------     --------
Net asset value - end of period                  $  14.32     $    20.80     $  23.34     $  19.05     $  15.80
                                                 ========     ==========     ========     ========     ========
Total return                                       (21.25)%        (4.85)%      24.05%       23.39%       20.26%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                         0.89%          0.85%        0.86%        0.86%        0.92%
  Net investment income                              0.20%          0.05%        0.08%        0.33%        0.34%
Portfolio turnover                                     99%            93%          91%          83%          99%
Net assets at end of period (000 Omitted)        $808,889     $1,083,760     $883,578     $567,778     $285,845

(S) Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser agreed to maintain the expenses of the series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income per share and the ratios would
      Net investment income                                                                              $ 0.06
      Ratios (to average net assets):
        Expenses##                                                                                         0.88%
        Net investment income                                                                              0.38%

 * Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
                                                                                             PERIOD
                                                                                              ENDED
                                                                  YEAR ENDED                 DECEMBER
SERVICE CLASS SHARES                                       DECEMBER 31, 2001                31, 2000*
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $20.78                   $23.13
                                                                      ------                   ------
Income from investment operations# -
  Net investment gain (loss)                                          $ 0.00**                 $(0.03)###
  Net realized and unrealized loss on investments and
    foreign currency                                                   (4.15)                   (2.32)
                                                                      ------                   ------
      Total from investment operations                                $(4.15)                  $(2.35)
                                                                      ------                   ------
Less distributions declared to shareholders -
  From net investment income                                          $ --                     $ --
  From net realized gain on investments and foreign currency
    transactions                                                       (2.32)                    --
  In excess of net realized gain on investments and foreign
    currency transactions                                              (0.04)                    --
                                                                      ------                   ------
      Total distributions declared to shareholders                    $(2.36)                  $ --
                                                                      ------                   ------
Net asset value - end of period                                       $14.27                   $20.78
                                                                      ======                   ======
Total return                                                          (21.39)%                  (4.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            1.09%                    1.05%+
  Net investment gain (loss)                                            0.00%**                 (0.15)%+
Portfolio turnover                                                        99%                      93%
Net assets at end of period (000 Omitted)                             $7,601                   $3,543

  * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 ** Per share amount was less than 0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
### The per share amount is not in  accordance with the net investment income for the period because of the timing of sales of fund shares and the amount of per share net investment income at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 124 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $46,712,484. These loans were collateralized by cash of $48,558,903 which was invested in the following short-term obligations:

                                                              IDENTIFIED COST
                                                    SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    48,558,903        $48,558,903
                                                                  -----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. The series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $67,646 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $39,019 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                              DECEMBER 31, 2001          DECEMBER 31, 2000
----------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                $ 11,355,430                $ 5,332,093
    Long-term capital gain          112,116,092                 54,531,093
                                   ------------                -----------
                                   $123,471,522                $59,863,136
                                   ============                ===========

During the year ended December 31, 2001, $39,131 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions, capital losses, and a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares. This change had no effect on the net assets or net asset value per share.

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                  Undistributed ordinary income   $   1,791,564
                  Capital loss carryforward        (195,601,040)
                  Unrealized Loss                   (36,109,385)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $195,601,040 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distribution Fee - The Trustees have adopted a distribution plan for the Research series Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $899,695,368 and $879,100,438, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $852,478,336
                                                                 ------------

Gross unrealized depreciation                                    $(69,647,364)
Gross unrealized appreciation                                      33,548,475
                                                                 ------------

    Net unrealized depreciation                                  $(36,098,889)
                                                                 ============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                           YEAR ENDED DECEMBER 31, 2001            YEAR ENDED DECEMBER 31, 2000
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                               8,872,500       $ 147,257,516          16,389,446       $ 378,822,595
Shares issued to shareholders in
  reinvestment of distributions           7,500,033         122,850,543           2,616,394          59,863,109
Shares redeemed                         (11,983,412)       (183,785,600)         (4,763,164)       (110,803,925)
                                      -------------       -------------       -------------       -------------
    Net increase                          4,389,121       $  86,322,459          14,242,676       $ 327,881,779
                                      =============       =============       =============       =============

Service Class shares

                                           YEAR ENDED DECEMBER 31, 2001            YEAR ENDED DECEMBER 31, 2000
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 415,355       $   6,688,839             194,306       $   4,395,155
Shares issued to shareholders in
  reinvestment of distributions              38,036             620,979                --                  --
Shares redeemed                             (91,311)         (1,362,548)            (23,776)           (508,087)
                                      -------------       -------------       -------------       -------------
    Net increase                            362,080       $   5,947,270             170,530       $   3,887,068
                                      =============       =============       =============       =============

 *For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2001, was $11,028. The series had no borrowings during the year.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities of MFS Research Series, (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

FEDERAL TAX INFORMATION (Unaudited)

The series has designated $112,122,628 as a capital gain dividend for the year ended December 31, 2001.

For the year ended December 31, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 43.64%.

(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                                VFR-2 2/02 211M